Sovereign Bancorp, Inc. FBR Fireside Chats Investor Presentation Boston, MA November 8, 2005

Agenda Building a Better Bank Building Better Shareholder Returns Maintaining the Highest Level of Integrity

Forward-Looking Statements This presentation contains statements of Sovereign Bancorp, Inc.'s (the "Company") strategies, plans and objectives, estimates of future operating results for Sovereign Bancorp, Inc. as well as estimates of financial condition, operating efficiencies, revenue creation and shareholder value These statements and estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements Factors that might cause such a difference include, but are not limited to: general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and other technological factors affecting the Company's operations, pricing, products and services

Forward-Looking Statements In addition, this presentation and filing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the financial condition, results of operations and business of Sovereign Bancorp, Inc. and the merger of Independence Community Bank Corp. with and into Sovereign that are subject to various factors which could cause actual results to differ materially from such projections or estimates. Such factors include, but are not limited to, the following: (1) the businesses of Independence Community Bank Corp. may not be combined successfully with Sovereign's businesses, or such combinations may take longer to accomplish than expected; (2) expected cost savings from the merger cannot be fully realized or realized within the expected timeframes; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with government approvals of the merger; (5) the stockholders of Independence Community Bank Corp. may fail to approve the merger of Independence Community Bank Corp. with and into Sovereign; (6) adverse governmental or regulatory policies may be enacted; (7) the interest rate environment may adversely impact the expected financial benefits of the merger, and compress margins and adversely affect net interest income; (8) the risks associated with continued diversification of assets and adverse changes to credit quality; (9) competitive pressures from other financial service companies in Independence Community Bank Corp.'s and Sovereign's markets may increase significantly; (10) the risk of an economic slowdown that would adversely affect credit quality and loan originations; (11) other economic, competitive, governmental, regulatory, and technological factors affecting Sovereign's operations, integrations, pricing, products and services; and (12) acts of terrorism or domestic or foreign military conflicts; and acts of God, including natural disasters. Other factors that may cause actual results to differ from forward-looking statements are described in Sovereign's filings with the Securities and Exchange Commission.

Operating and Cash Earnings Per Share This presentation contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles ("GAAP") Sovereign's management uses the non-GAAP measures of Operating Earnings and Cash Earnings in its analysis of the company's performance. These measures typically adjust net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature or are associated with acquiring and integrating businesses, and certain non-cash charges Since certain of these items and their impact on Sovereign's performance are difficult to predict, management believes presentations of financial measures excluding the impact of these items provide useful supplemental information in evaluating the operating results of Sovereign's core businesses These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be presented by other companies

Additional Information About the Merger This communication is being made in respect of the proposed merger transaction involving Independence Community Bank Corp. and Sovereign Bancorp. In connection with the proposed transaction, Independence Community Bank Corp. will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission ("SEC"). STOCKHOLDERS OF INDEPENDENCE COMMUNITY BANK CORP. ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations at www.myindependence.com or by mail at Independence Community Bank Corp. Investor Relations, 195 Montague St., Brooklyn, NY 11201, or by Telephone: 718-722-5400. In addition, documents filed with the SEC by Independence Community Bank Corp. are available free of charge at the SEC's web site at www.sec.gov. Independence Community Bank Corp. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Independence Community Bank Corp. in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction will be included in the proxy statement of Independence Community Bank Corp. described above. Information regarding Independence Community Bank Corp.'s directors and executive officers is also available in its proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on April 18, 2005. This document is available free of charge at the SEC's web site at www.sec.gov and from Investor Relations at Independence Community Bank Corp. as described above.

Proxy Solicitation Sovereign Bancorp, Inc. and its directors and officers may be deemed to be participants in the solicitation of proxies from shareholders of Sovereign. Information regarding the names of Sovereign's directors and executive officers and their respective interests in Sovereign by security holdings or otherwise is set forth in Sovereign's proxy statement relating to the 2005 annual meeting of shareholders, which may be obtained free of charge at the SEC's website at www.sec.gov and Sovereign's website at www.sovereignbank.com. Additional information regarding the interests of such potential participants will be included in the Proxy Statement and other relevant documents to be filed with the SEC in connection with Sovereign's 2006 annual meeting of stockholders. Sovereign Bancorp, Inc. will file a Proxy Statement on Schedule 14A with the SEC in connection with its 2006 annual meeting of shareholders, which, when filed, will be available free of charge at the SEC's website at www.sec.gov. Investors and security holders are advised to read Sovereign's Proxy Statement, when available, and the other materials to be filed by Sovereign related to the proxy solicitation, when available, because they will contain important information. Investors and security holders may obtain a free copy of the Proxy Statement on Schedule 14A and all other related material to be filed by Sovereign with the SEC (when they are filed and become available) free of charge at the SEC's website at www.sec.gov or by contacting Sovereign's proxy solicitors, Innisfree M&A Incorporated at 1-888-750-5834 or Mackenzie Partners, Inc. at 1-800-322-2885. Sovereign also will provide a copy of these materials without charge at the Investor Relations section of its website at www.sovereignbank.com.

Building a Better Bank

Overall Market Share(1) Market Rank Company Share (%) 1 Bank of America 16.51% 2 Royal Bk of Scotland 8.54 3 Wachovia 7.85 4 Sovereign 5.89 5 TD Banknorth proforma 4.46 6 PNC Financial 3.83 7 Commerce 3.07 An Exceptional Franchise Serving the Northeastern United States Key: Sovereign Branches $63 billion bank; 19th largest bank in the U.S. 665 branches & over 1,000 ATM's PA NH DE WV VA MD RI CT NY NJ VT ME MA Demographics Demographics Median HH Income HH Inc Change '05-'10 SOV $59,889 20.47 US $49,747 17.36 Source: SNL DataSource (1) Includes CT, MA, NH, NJ, Eastern PA and RI

Mission When consumers and businesses think of a World Class financial services provider, they choose Sovereign Vision Sovereign is a World Class financial services provider, committed to helping our customers succeed by understanding and anticipating their individual financial needs and providing customized solutions, resulting in each customer having six or more services with Sovereign

Sovereign's Business Strategy Combining the best of a large bank with the best of a smaller community bank. Best of a Large Bank: Products and services Technology Brand Delivery channels and distribution system Talent Diversification Sophistication of risk management Best of a Small Bank: Flat structure Local decision making Cross functional lines to deliver bank to customer Treat customers as "individuals" Active community involvement culture

Summary of Sovereign's Business Model Target attractive markets (growth opportunities, market insight) Community banking delivery model in all markets, effective 1/1/05 11 local markets, each with a Market CEO Local decision making by experienced commercial bankers Consumer banking emphasizes convenience and customer service Many markets offer 7 day banking Appointment banking 24/7/365 phone and internet availability Guaranteed minimum customer service standards/"Red Carpet" service Best-in-class customer/product makeup Full product suite Customer mapping/segmentation Targeting 6+ services sold/used Extremely attractive franchise in one of the most desired geographic markets in the world Consistent growth in operating/cash earnings, improving operating metrics and high internal generation of capital

Redefining Convenience

Bringing Sovereign Bank to our customers

IRIS

- Information Reporting
- Account Transfers
- Wire Transfers
- ACH Payments
- Positive Pay
- Stop Payments
- Check & Deposit Images
- eStatements
- Balance & Wire Alerts

SovTrade

- Import Letters of Credit
- Online Discrepancy Review
- Export Letters of Credit
- Export Collections
- Standby Letters of Credit
- Monitoring & Reporting



Desktop Official Check

- Reduced Cost
- Decentralized Operational Control
- Extended Processing Times
- Fraud Protection



Remote Image Capture

- Reduced Cost
- Bank Account Consolidation
- Decentralized Processing Capability
- Later Deposit Deadlines
- Potential for Improved Funds Availability
- Fewer Returned Items
- Online Access to Check Data & Images



Your HEALTH SAVINGS ACCOUNT℠ from Sovereign Bank

- Insurance Company Electronic Enrollment
- Employee Online Enrollment
- Employee Check Contributions
- Employer Electronic Contributions

13

Sovereign Bancorp

Sovereign Job Foundation Loan Program Teacher's Mortgage Program Partnership Banking Labor Union Business Advisory Board Partnership Economic Breakfasts Calling Programs - Market on the Move Professional Services Team Customer Acquisition Strategy Business Owner Banking Sprint Major Initiatives - Highlights Partnership Banking Transactional Banking Borrowing to Grow Investing for the Future Education and Advice Sovereign Bank

Strategic Rationale for Independence Current SOV Loan Portfolio Pro Forma SOV Loan Portfolio Independence Improves Sovereign's Franchise Value Accretive and franchise enhancing transaction Faith of management team 125 branches and $10.5bn in deposits overall Significant potential for revenue enhancements Expertise gained in CRE and multi-family Total: $42,692 mn Total: $55,024 mn N.B. Deposit and loan statistics at September 30, 2005.

Independence Transaction Is Consistent With Our Vision and Mission Independence has a low-risk and straightforward business model emphasizing retail and commercial banking Independence brings to Sovereign core competencies in multi-family residential lending in the New York Metro area, which presents opportunities in Sovereign's Philadelphia, Boston and Maryland markets Transaction opens up new markets to deliver Sovereign's broader array of products and services (e.g. cash management, capital markets, commercial lending and government banking) Sovereign has substantial experience in New York markets through specialty lines of business including automotive lending and equipment finance Sovereign has substantial experience in integrating acquisitions

Consistent with Our Critical Success Factors Superior Asset Quality - low risk business model has produced exceptional credit quality by all measures: Superior Risk Management - low risk business model provides balance and diversity to Sovereign's model Strong Sales Capabilities - unique relationship with Meridian is strengthened through scale Superior Productivity - greater efficiencies through economies of scale Sales and Service - similar culture, simple business model, market share potential is increased through broader product offerings and acquisition of more than 300,000 households As of 9/30/05 Sovereign Independence Combined NPAs/Loans+OREO 0.42% 0.35% 0.41% NCOs/Avg Loans 0.20% 0.02% 0.16% Reserves/NPAs 241% 235% 240%

Overview of the Independence Transaction We paid a market price for Independence 15.6x 2006E EPS(1) as compared to 15.4x median recent transactions(2) 13.9x 2006E EPS with run rate synergies Our cost cutting assumptions are conservative 15% cost synergies Independence brings multi-family lending expertise to Sovereign Sovereign brings a host of new business lines and product offerings to Independence Creates a very attractive franchise Provides foothold in the attractive Metro New York market Enhances New Jersey presence Results in a unique, scaled New England/Mid-Atlantic presence, a "New Fleet" Based on IBES estimates as of October 21, 2005. Represents median of bank and thrift transactions between $1 bn and $10 bn since 2000.

Financial Benefits of the Independence Transaction Accretive to GAAP and cash earnings during first year Tangible equity ratio dilution recovered within 2-3 quarters Tangible book value dilution recovered within 4-5 quarters

Overview of the Santander Transaction Grupo Santander takes 19.8% stake in Sovereign by making a $2.4 billion cash investment Investment priced at $27.00 per Sovereign share, a 24% premium to Sovereign trailing 20-day average stock price Santander will have 2 directors on Sovereign's Board, and Sovereign CEO joins Santander Board Investment by a respected global partner validates Sovereign's strategic vision to continue creating above average long-term value for our shareholders

Benefits of the Santander Transaction Preserve potential for "full" price sale to Santander or another party over 2-5 year period Access to capital Santander's board representation and operational know-how, as well as sharing of best practices, will be instrumental in helping to build Sovereign's franchise Santander's support for this transaction reflects highly on the strategic and financial value creation of the acquisition of Independence

Financial Summary of the Santander and Independence Transactions Santander Mkt. Cap: $80.1 bn Independence Mkt. Cap: $2.7 bn Sovereign Mkt. Cap: $9.0 bn Cash ($2.4 bn) Cash ($3.6 bn) 19.8% Ownership $27.00 per SOV share $462 million premium (1) $1.2 bn of cash provided through issuance of Tier 1 Capital or debt 100% Ownership $42.00 per ICBC share Price Per ICBC Share Stated Price $42.00 per ICBC share $36.56 $5.44 Premium received from Santander Net price paid for ICBC 13.6x 2006E EPS 12.1x 2006E EPS including run rate cost savings N.B. Market Cap statistics as of announcement. Based on 20-day trailing average price. 2) Based on IBES estimates as of October 21, 2005. Represents median of bank and thrift transactions between $1 bn and $10 bn since 2000. 15.6x 2006E EPS (2) compared to 15.4x median of recent transactions (3) 13.9x 2006E EPS including run rate cost savings

Income Statement Detail - Base Case (e) Assumes cost of 4.0% cash cost of restructuring charge

Sovereign Generates Significant Excess Capital Operating / cash earnings $200 Less: dividends (22) (@ 6 cents per share per quarter) Less: capital to support asset growth (60 - 0) (@ 6% annual asset growth) Excess capital generated per quarter, pre-closing $118 - $178 Capital generation of Independence, net of financing and merger costs 50 Less: dividends and capital to support asset growth (@ 6% annual asset growth) (10) Excess capital generated per quarter, post closing $158 - $218 Our capital needs are subject to a number of uncertainties, including the outlook for interest rates, the competitive environment and the benefits of integrating the ICBC franchise Sovereign has a strong and proven commitment to hitting capital targets ($ in millions) Nearly $1 billion of annual excess capital generation

Independence/Santander Transactions Consistent With Our Stated Acquisition Criteria Best allocation for Capital IRR of above 15% is significantly higher than cost of capital Builds franchise scarcity value Maintains ~10% future growth rate Accretive to Earnings: 2% accretion to GAAP EPS in 2007 3.1% accretion to Operating/Cash EPS in 2007 Consistent with Capital Goals With no potential capital raises, Tier 1 Leverage Ratio will remain at well capitalized levels TCE/TA will be approximately at current levels by year-end 2006 Sovereign generates about $250+ million of tangible equity capital each quarter going forward Sovereign maintains its capital flexibility for 2007 and beyond Enhances and Expands the Sovereign Franchise

Building Better Shareholder Returns

Above Average Shareholder Value Creation 10/28/05 closing price of $21.56 3-Year Stock Price Performance

Above Average Shareholder Value Creation 5-Year Stock Price Performance 10/28/05 closing price of $21.56

Above Average Shareholder Value Creation 10-Year Stock Price Performance 10/28/05 closing price of $21.56

Standstill Periods First Standstill Period 0-24 Months Sovereign cannot solicit third party bids, but can respond Santander can increase stake to 24.9% Santander restricted from making an offer for the remainder of Sovereign unless invited Second Standstill Period 24-36 Months Santander can offer to acquire 100% of Sovereign at a price that must exceed $40.00 per share Sovereign can solicit third party bids if Santander makes a bid Sovereign can respond to unsolicited offers subject to Santander first and last look Mechanism in place to maximize shareholder value creation Third Standstill Period 36-60 Months Santander has ability to make offer for Sovereign; no price floor Sovereign can invite Santander to make proposal Sovereign can respond to unsolicited offers subject to Santander first and last look Mechanism in place to maximize shareholder value creation Beyond 60 Months Sovereign has ability to solicit third party bids Santander standstill restrictions generally expire Commitment for no hostile actions Period from 10/24/05 to Closing Sovereign cannot solicit, respond to or accept a third party proposal Please refer to 8-k filed 10/27/05 for more information

How we came up with $40 minimum price for 2008/2009 Sovereign Illustrative Range of Operating/Cash EPS Growth Rates Assumed Growth Rate 8% 10% 2005 Estimate $1.93 $1.93 2006 E $2.08 $2.12 2007 E $2.25 $2.34 2008 E $2.43 $2.57 2009 E $2.63 $2.83 15.5x 2009 $40.77 $43.80 16.5x 2009 $43.43 $46.76

Maintaining the Highest Level of Integrity

Insider Ownership 1st Qtr 2nd Qtr East 0.0807 0.9193 Insider Ownership* as of March 1, 2005 * Includes non-vested and vested stock options and restricted stock. See 2005 Proxy Statement for further details.

Corporate Governance has always been important at Sovereign... Since 1989, Sovereign's Board has consisted entirely of non-management directors, except the CEO Since 1989, Sovereign's Board has maintained an Audit Committee consisting entirely of non- management directors Since 1989, Sovereign's Board has maintained a Compensation Committee consisting entirely of non- management directors, except the CEO who last served on such Committee in 1992

Corporate Governance has always been important at Sovereign... Since 1989, Sovereign's Board has maintained a Nominating Committee consisting entirely of non-management directors, except the CEO who last served on such Committee in 2001 Since 1995, Sovereign has maintained an Ethics and Corporate Governance Committee consisting entirely of non-management directors, except the CEO who last served on such Committee in 2002 Since 1988, Sovereign has maintained a written Code of Conduct and Ethics, which covers conflicts of interest, breaches of confidentiality, fair dealing, compliance with law, and personal investing and trading in Sovereign's common stock

Corporate Governance has always been important at Sovereign... Since 1998, Sovereign has required its directors and senior executive management to own a specified dollar value of Sovereign stock Since 1988, Sovereign's Board, with the assistance of outside professionals, has studied, at least annually, Sovereign's strategic alternatives, including sale Sovereign was among the first public companies in 2002 to announce that it would expense stock options

Corporate Governance has always been important at Sovereign... Office of Thrift Supervision ("OTS") performs regular examinations of Sovereign's loans and other relationships with affiliates Sovereign's Board, on its own, this summer changed compensation from primarily stock-based to a more balanced cash and stock-based plan Sovereign's extension of credit to insiders(1) represents .16% of total assets and 1.23% of market capitalization Ranks #24 and #23 as percentage of total assets and market capitalization, respectively, of 50 largest banks ranked by total assets as of June 30, 2005 (1) Source: SNL Datasource

Sovereign's Board of Directors Former Chairman of Federal Deposit Insurance Corporation ("FDIC") sits on Sovereign's board, also Chair of the Ethics and Corporate Governance Committee Two highly respected board members being added representing $2.4 billion investment made by Santander Another independent director from Independence being added Nominating committee is open to adding an additional highly qualified and respected independent director

Summary

Management's Priorities Continue to increase loan yields by gradually changing mix Continue to focus efforts on core deposit growth Maintain solid capital position and capital allocation discipline Remain focused on four critical success factors Independence acquisition contributes to all of the above Committed to a smooth and seamless integration of Independence

Clear and Consistent Strategy and Tactics for the Future Strong, experienced and deep management team in place Structure and strategy are organized to seize superior growth opportunities Focus remains on tactics and superior execution As we execute, we will remain committed to our critical success factors of: Superior asset quality Superior risk management Strong sales and service culture that aligns team member performance with a recognition and rewards system High level of productivity through revenue growth and efficient expense control Above average earnings and shareholder value growth and consistent improvement in operating metrics expected over the coming few years

Sovereign Bancorp, Inc.